Exhibit 10.1

Execution Version

PURCHASE AGREEMENT

among

CONTANGO OIL & GAS COMPANY

and

THE PURCHASERS PARTY HERETO

i

SCHEDULE A – Schedule of Purchasers

SCHEDULE B – Schedule of Subsidiaries

EXHIBIT A – Form of Registration Rights Agreement

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of December 19, 2019 (this “Agreement”), is entered into by and among Contango Oil & Gas Company, a Texas corporation (“Contango”), and each of the purchasers set forth in Schedule A hereto (the “Purchasers”).

RECITALS:

WHEREAS, Contango desires to sell the Purchased Securities (as defined below) and the Purchasers desire to purchase from Contango the Purchased Securities, in accordance with the provisions of this Agreement; and

WHEREAS, Contango has agreed to provide the Purchasers with certain registration rights with respect to the Purchased Securities acquired pursuant hereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Contango and each of the Purchasers, severally and not jointly, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided however, that Contango and the Purchasers shall not be considered Affiliates for purposes of this Agreement.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Allocated Purchase Price” means with respect to each Purchaser, the dollar amount set forth opposite such Purchaser’s name under the heading “Allocated Purchase Price” on Schedule A hereto.

“Basic Documents” means, together, this Agreement and the Registration Rights Agreement.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of Texas are authorized or required by Law or other governmental action to close.

“Closing” shall have the meaning specified in Section 2.03.

“Closing Date” shall have the meaning specified in Section 2.03.

“Common Stock” means the Common Stock, par value $0.04 per share, of Contango.

“Contango” has the meaning set forth in the introductory paragraph of this Agreement.

“Contango Bylaws” shall have the meaning specified in Section 3.05.

“Contango Charter” shall have the meaning specified in Section 3.05.

“Contango Related Parties” shall have the meaning specified in Section 5.02.

“Credit Agreement” shall have the meaning specified in Section 3.02.

“Disqualification Event” shall have the meaning specified in Section 3.37.

“Environmental Law” shall have the meaning specified in Section 3.21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“FCPA” shall have the meaning specified in Section 3.25.

“GAAP” shall have the meaning specified in Section 3.11.

“Indemnified Party” shall have the meaning specified in Section 5.03.

“Indemnifying Party” shall have the meaning specified in Section 5.03.

“Intellectual Property” shall have the meaning specified in Section 3.19.

“Issuer Covered Person” shall have the meaning specified in Section 3.37.

“IT Systems” means, collectively, Contango and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law (including common law), rule or regulation.

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“Lien” means any mortgage, claim, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment, preference or priority, assessment, deed of trust, charge, easement, servitude or other encumbrance upon or with respect to any property of any kind.

“Material Adverse Effect” shall have the meaning specified in Section 3.01.

“Money Laundering Laws” shall have the meaning specified in Section 3.26.

“NYSE American” means the NYSE American LLC.

“Outside Date” shall have the meaning specified in Section 6.01(a).

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.

“Placement Agents” shall have the meaning specified in Section 4.06.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchased Securities” means, with respect to each Purchaser, the number of shares of Common Stock as set forth opposite such Purchaser’s name on Schedule A hereto.

“Purchaser Related Parties” shall have the meaning specified in Section 5.01.

“Purchasers” has the meaning set forth in the introductory paragraph of this Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, to be entered into on or before the Closing, between Contango and the Purchasers in substantially the form attached hereto as Exhibit A.

“Regulatory Authority” shall have the meaning specified in Section 3.07(a).

“Representatives” means, with respect to a specified Person, the officers, directors, partners, members, managers, employees, investment advisers, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Sanctioned Country” shall have the meaning specified in Section 3.27.

“Sanctioned Person” shall have the meaning specified in Section 3.27.

“Sanctions” shall have the meaning specified in Section 3.27.

“Sarbanes-Oxley Act” shall have the meaning specified in Section 3.24.

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“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” means reports and statements filed (but not furnished) by Contango with the SEC under the Exchange Act, including all amendments, exhibits and schedules thereto, and documents incorporated by reference therein.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stock Plan” shall have the meaning specified in Section 3.13.

“Subsidiaries” shall have the meaning specified in Section 3.02.

“TBOC” means the Texas Business Organizations Code.

“White Star Properties” shall have the meaning specified in Section 3.11.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

Section 2.01 Authorization of Sale of the Purchased Securities. Contango has authorized the issuance and sale to the Purchasers of the Purchased Securities on the terms and subject to the conditions set forth in this Agreement.

Section 2.02 Sale and Purchase. Subject to the terms and conditions hereof, Contango hereby agrees to issue and sell to each Purchaser, free and clear of any and all Liens (other than the transfer restrictions under applicable federal and state securities laws and other than those arising under the TBOC), and each Purchaser, severally and not jointly, hereby agrees to purchase from Contango, such number of Purchased Securities on the Closing Date as set forth on Schedule A, and each Purchaser agrees to pay Contango its Allocated Purchase Price with respect to such Purchased Securities.

Section 2.03 Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Securities hereunder (the “Closing”) shall take place at 9:00 a.m. Central Time on December 23, 2019 at the offices of Gibson, Dunn & Crutcher LLP, 811 Main Street, Suite 3000, Houston, Texas, or such other date, time or location as agreed by the parties. The date of the Closing shall be the “Closing Date.” The parties agree that the Closing may occur via delivery of facsimiles or portable document format (PDF) documents.

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Section 2.04 Conditions to Closing.

(a) Mutual Conditions. The respective obligations of each party to consummate the purchase and issuance and sale of the Purchased Securities to be purchased and issued at the Closing shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(i) no statute, rule, order, decree or regulation shall have been enacted or promulgated, and no action shall have been taken, by any Regulatory Authority which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal; and

(ii) there shall not be pending any suit, action or proceeding by any Regulatory Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

(b) Conditions of the Purchasers’ Obligations at the Closing. The respective obligations of each Purchaser to consummate the purchase of the Purchased Securities to be purchased by such Purchaser at the Closing shall be subject to the satisfaction (or waiver by such Purchaser) on or prior to the Closing Date of each of the following conditions:

(i) the representations and warranties of Contango contained in this Agreement that are qualified by materiality shall be true and correct as of the Closing Date as if made on and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only);

(ii) Contango and the Subsidiaries shall have performed and complied, in all material respects, with all of the covenants and agreements required to be performed and complied with by it hereunder on or prior to the Closing Date; and

(iii) Contango shall have delivered, or caused to be delivered, to such Purchaser, Contango’s closing deliveries described in Section 2.05.

(c) Conditions of Contango’s Obligations at the Closing. The obligation of Contango to consummate the sale of the Purchased Securities to be sold to each Purchaser at the Closing shall be subject to the satisfaction (or waiver by Contango) on or prior to the Closing Date of each of the following conditions:

(i) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct as of the Closing Date as if made on and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct in all material respects as of such date only);

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(ii) such Purchaser shall have performed and complied, in all material respects, with all of the covenants and agreements required to be performed and complied with by such Purchaser on or prior to the Closing Date; and

(iii) such Purchaser shall have delivered, or caused to be delivered, to Contango such Purchaser’s closing deliveries as described in Section 2.06 of this Agreement.

Section 2.05 Contango Deliveries. At the Closing, Contango shall deliver or cause to be delivered to each Purchaser:

(a) evidence of the Purchased Securities purchased by such Purchaser credited to book-entry accounts maintained by the transfer agent of Contango and issued by Contango free and clear of any Liens, other than the transfer restrictions under applicable federal and state securities laws and other than those arising under the TBOC, registered in such names as such Purchaser shall have designated; and

(b) the Registration Rights Agreement in substantially the form attached hereto as Exhibit A, which shall have been duly executed by Contango.

Section 2.06 Purchasers’ Deliveries. At the Closing, each Purchaser shall deliver or cause to be delivered to Contango:

(a) subject to receipt of evidence of issuance referred to in Section 2.05(a), its Allocated Purchase Price as of the Closing Date, such payments to be made by wire transfers of immediately available funds on the Closing Date to an account designated by Contango at least two (2) Business Days (or such shorter period of time as shall be agreeable by such Purchaser and Contango) prior to the Closing Date; and

(b) the Registration Rights Agreement in substantially the form attached hereto as Exhibit A, which shall have been duly executed by such Purchaser.

Section 2.07 Independent Nature of the Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Basic Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Basic Document. The failure or waiver of performance under any Basic Document of any Purchaser by Contango does not excuse performance by any other Purchaser and the waiver of performance of Contango by any Purchaser does not excuse performance by Contango with respect to each other Purchaser. Nothing contained herein or in any other Basic Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert

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or as a group with respect to such obligations or the transactions contemplated by the Basic Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Basic Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 2.08 Further Assurances. From time to time after the date hereof, without further consideration, Contango and the Purchasers shall use their commercially reasonable efforts to take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES AND

COVENANTS RELATED TO CONTANGO

Contango represents and warrants to and covenants with each Purchaser as follows:

Section 3.01 Corporate Existence. Contango has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with full corporate power and authority to own, lease and operate its properties and assets and conduct its business as described in the SEC Reports, to execute and deliver this Agreement and to issue, sell and deliver the Purchased Securities as contemplated herein. Contango is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be expected to either (i) have a material adverse effect on the business, properties, condition (financial or otherwise), liquidity, results of operations or prospects of Contango and the Subsidiaries taken as a whole or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention or interference described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”).

Section 3.02 Subsidiaries. Contango owns, directly or indirectly, the issued and outstanding capital stock, membership interests, partnership interests or other ownership interests (as applicable) of each of the entities listed on Schedule B hereto in the percentages set forth on Schedule B hereto, which constitute all direct or indirect subsidiaries of Contango. References herein to “Subsidiaries” refer to the entities listed on Schedule B hereto. Each Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and assets and to conduct its business as described in the SEC Reports, except where the failure to be in good standing would not have a Material Adverse Effect. Each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the SEC Reports, all of the outstanding shares of

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capital stock of, or other equity interests in, each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by Contango or applicable Subsidiary subject to no security interest, other encumbrance or adverse claims, except for such liens, encumbrances, equities or claims granted in connection with that certain Credit Agreement, dated as of September 17, 2019, among Contango, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and each of JPMorgan Chase Bank, N.A., Royal Bank of Canada and Cadence Bank, N.A., as joint bookrunners and the lenders from time to time party thereto, and as amended, restated or modified from time to time (collectively, the “Credit Agreement”), or as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock of, or equity interests in, the Subsidiaries are outstanding. Contango owns, directly or indirectly, 37% of the outstanding limited liability company interests in Exaro Energy III LLC, a Delaware limited liability company, and such limited liability company interests are owned by Contango subject to no security interest, other encumbrance or adverse claims, except for such liens, encumbrances, equities or claims granted in connection with the Credit Agreement or as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.03 Capitalization. As of the date of this Agreement, Contango has 200,000,000 shares of Common Stock and 5,000,000 shares of preferred stock authorized and, prior to the issuance and sale of the Purchased Securities as contemplated hereby and assuming conversion of all outstanding shares of the Company’s Series A Contingent Convertible Preferred Stock and Series B Contingent Convertible Preferred Stock, has 108,334,045 shares of Common Stock issued and outstanding. All of the issued and outstanding shares of capital stock of Contango have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

Section 3.04 Listing. The Common Stock is duly listed, and admitted and authorized for trading, on the NYSE American. Contango has not received any notice from the NYSE American regarding the delisting or potential delisting of the Common Stock from the NYSE American. Concurrently with the Closing, Contango shall apply to list or quote all of the Purchased Securities on the NYSE American and promptly secure the listing of all of the Purchased Securities. Contango hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock, including the Purchased Securities when listed, on the NYSE American and will comply in all respects with Contango’s reporting, filing and other obligations under the rules and regulations of the NYSE American. Contango further agrees, if Contango applies to have the Common Stock traded on any other trading market, it will then include in such application all of the Purchased Securities, and will take such other action as is necessary to cause all of the Purchased Securities to be listed or quoted on such other trading market as promptly as possible. For so long as Contango maintains a listing or quotation of the Common Stock on the NYSE American or any other trading market, Contango agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

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Section 3.05 Valid Issuance of Purchased Securities. The Purchased Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and any restriction upon the voting or transfer thereof pursuant to the TBOC or the Amended and Restated Certificate of Formation of Contango, dated June 14, 2019, as amended (“Contango Charter”), or the Bylaws of Contango, dated June 14, 2019, as amended (“Contango Bylaws”), or any agreement or other instrument to which Contango is a party. No holder of Purchased Securities will be subject to personal liability by reason of being such a holder.

Section 3.06 Authorization. This Agreement has been duly authorized, executed and delivered by Contango and the other Basic Documents have been duly authorized, and will be executed and delivered by Contango on or prior to the Closing.

Section 3.07 No Conflicts, Breach or Default. (a) Neither Contango nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws or similar organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, or (C) any U.S. federal, state, local or foreign law, or (D) any rule or regulation of any U.S. federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE American) (collectively, a “Regulatory Authority”), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of clauses (B), (C), (D) and (E), to the extent that any such conflict, breach, violation or default would not reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance of the Basic Documents, the issuance and sale of the Purchased Securities and the consummation of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or asset of Contango or any Subsidiary pursuant to) (A) the charter or bylaws or similar organizational document of Contango or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of

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indebtedness, or any license, lease, contract or other agreement or instrument to which Contango or any of the Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected, or (C) any U.S. federal, state, local or foreign law, or (D) any rule or regulation of any Regulatory Authority (including, without limitation, the rules and regulations of the NYSE American), or (E) any decree, judgment or order applicable to Contango or any of the Subsidiaries or any of their respective properties or assets.

Section 3.08 Approvals. No approval, authorization, license, registration, qualification, decree, consent or order of or filing with any Regulatory Authority or approval of the stockholders of Contango is necessary or required in connection with the issuance and sale of the Purchased Securities or the consummation by Contango of the transactions contemplated hereby, other than (i) any necessary qualification under the state or non-U.S. securities or blue sky laws of the various jurisdictions in which the Purchased Securities are being offered, (ii) the filing under the Securities Act of the registration statement contemplated by the Registration Rights Agreement, and (iii) such filings as may be required to be made by Contango under the Exchange Act, NYSE American rules or the Rules of the Financial Industry Regulatory Authority, Inc.

Section 3.09 Permits and Licenses. Each of Contango and the Subsidiaries has all necessary permits, licenses, authorizations, consents and approvals issued by the appropriate Regulatory Authorities and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary permits, licenses, authorizations, consents and approvals from other Persons, in order to conduct their respective businesses as described in the SEC Reports. Neither Contango nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such permit, license, authorization, consent or approval or any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to Contango or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.10 Litigation. Except as disclosed in the SEC Reports, there are no actions, suits, proceedings, claims, investigations or inquiries pending or, to Contango’s knowledge, threatened to which Contango or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties or assets is or would be subject at law or in equity, before or by any Regulatory Authority, except any such action, suit, proceeding, claim, investigation or inquiry which, if resolved adversely to Contango or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.11 Financial Statements. The financial statements included or incorporated by reference in SEC Reports, together with the related notes and schedules, present fairly the consolidated financial position of Contango and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of Contango and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved. The other financial and statistical data included or incorporated by reference in the SEC

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Reports are accurately and fairly presented in all material respects and are prepared on a basis consistent with the financial statements and books and records of Contango. Other than in connection with the acquisition of certain assets and liabilities from White Star Petroleum, LLC and certain of its affiliates (the “White Star Properties”), Contango and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described or incorporated by reference in the SEC Reports. All disclosures included or incorporated by reference in the SEC Reports regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

Section 3.12 Internal Controls. Contango and each of its Subsidiaries maintain effective internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Contango’s independent registered public accountants and the Audit Committee of the Board of Directors of Contango have been advised of (1) all significant deficiencies and material weaknesses, if any, in the design or operation of Contango’s internal control over financial reporting (whether or not remediated) and (2) all fraud, if any, whether or not material, that involves management or other employees who have a role in Contango’s internal control over financial reporting. All significant deficiencies and material weaknesses, if any, in Contango’s internal control over financial reporting are disclosed SEC Reports. Since the end of Contango’s most recent audited fiscal year, except as disclosed in the SEC Reports, there have not been any changes in Contango’s internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Contango’s internal control over financial reporting.

Section 3.13 Disclosure Controls. Contango and each of its Subsidiaries maintain effective disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) designed to ensure that information required to be disclosed by Contango in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time period specified in the SEC’s rules and forms, and is accumulated and communicated to management of Contango, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

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Section 3.14 Reserves. The factual information underlying the estimates of reserves of Contango and the Subsidiaries included or incorporated by reference in the SEC Reports, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other factors, changes in applicable regulations or regulatory guidance regarding the rules for estimating reserves, in each case in the ordinary course of business, and the acquisition of the White Star Properties, and except as described in the SEC Reports, neither of Contango nor any of the Subsidiaries is aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the aggregate present value of future net cash flows therefrom, as described in the SEC Reports.

Section 3.15 Stock Plans. Except as disclosed in the SEC Reports, each stock option granted under any stock option plan of Contango or any Subsidiary (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant. Each such stock option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of Contango or such Subsidiary, as applicable, and (iii) has been properly accounted for in Contango’s consolidated financial statements in accordance with GAAP and disclosed in the SEC Reports.

Section 3.16 No Material Adverse Change. Except as disclosed in the SEC Reports, subsequent to the respective dates as of which information is given in the SEC Reports, there has not been, whether or not arising in the ordinary course of business, (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, condition (financial or otherwise), liquidity, or results of operations of Contango and the Subsidiaries taken as a whole, (ii) any transaction which is material to Contango and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations) incurred by Contango or any Subsidiary that is material to Contango and the Subsidiaries taken as a whole, (iv) any change in the capital stock of, or other equity interests in, or outstanding indebtedness of, Contango or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of, or other equity interests in, Contango or any Subsidiary.

Section 3.17 Investment Company Status. Neither Contango nor any Subsidiary is, and, after giving effect to the offer and sale of the Purchased Securities and the application of the proceeds thereof, neither of them will be, an “investment company,” as defined in the Investment Company Act of 1940, as amended.

Section 3.18 Title to Properties. Contango and the Subsidiaries have good and marketable title to all of their interests in oil and gas properties and all other real property owned by Contango and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are disclosed in the SEC Reports, (ii) arise under the

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Credit Agreement, (iii) liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farm-out agreements and other oil and gas exploration participation and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other unmatured obligations and are of a scope and nature customary in the oil and gas industry or arise in connection with drilling and production operations, or (iv) would not, in the aggregate, have a Material Adverse Effect. Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect or as described in the SEC Reports, all of the oil and gas leases of Contango or any of the Subsidiaries and under which Contango or any of the Subsidiaries holds properties described in the SEC Reports, are in full force and effect, and neither Contango nor any of the Subsidiaries has received written notice of any claim of any sort that has been asserted by anyone adverse to the rights of Contango or any of the Subsidiaries under any of such leases, or affecting or questioning the rights of Contango or such Subsidiary to the continued possession of the leased or subleased premises under any such lease, except for such claims that would not have a Material Adverse Effect.

Section 3.19 Rights-of-Way. Contango and the Subsidiaries have such consents, easements, rights-of-way or licenses from any Person (collectively, “rights-of-way”) as are necessary to enable Contango to conduct its business in the manner described in the SEC Reports, subject to qualifications as may be set forth in the SEC Reports, except where failure to have such rights-of-way would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.20 Oil and Gas Properties. As of the date hereof, (i) all royalties, rentals, deposits and other amounts owed under the oil and gas leases constituting the oil and gas properties of Contango and the Subsidiaries have been properly and timely paid (other than amounts held in suspense accounts pending routine payments or related to disputes about the proper identification of royalty owners and except where the failure to timely pay or pay such amounts would not reasonably be expected to have a Material Adverse Effect); and no material amount of proceeds from the sale or production attributable to the oil and gas properties of Contango and the Subsidiaries are currently being held in suspense by any purchaser thereof, except where such amounts due would not reasonably be expected to have a Material Adverse Effect, and (ii) there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any makeup rights affecting the interests of Contango or the Subsidiaries in their respective oil and gas properties, except where such claims would not reasonably be expected to have a Material Adverse Effect.

Section 3.21 Intellectual Property. Each of Contango and the Subsidiaries owns, licenses or otherwise has the right to use all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), copyrights, service marks and other intellectual property as described in the SEC Reports and which is necessary for the conduct of, or material to, its business (collectively, the “Intellectual Property”), and Contango is unaware of any claim to the contrary or any challenge by any other Person to the rights of Contango or any of the Subsidiaries with respect to the Intellectual Property. Neither Contango nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither Contango nor any Subsidiary is subject to any pending claim, or aware of any threatened claim, by a third party to the contrary.

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Section 3.22 Employee Matters. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to Contango’s knowledge, threatened against Contango or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to Contango’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to Contango’s knowledge, threatened against Contango or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of Contango or any of the Subsidiaries, (ii) to Contango’s knowledge, no union organizing activities are currently taking place concerning the employees of Contango or any of the Subsidiaries and (iii) to Contango’s knowledge, there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of Contango or any of the Subsidiaries.

Section 3.23 Environmental Matters. Contango and the Subsidiaries and their respective properties, assets and operations are in compliance with, and Contango and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no past or present conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to Contango or any Subsidiary under, or to interfere with or prevent compliance by Contango or any Subsidiary with, Environmental Laws. Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither Contango nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to Contango’s knowledge, threatened action, suit or proceeding, (iv) is bound by any decree, judgment or order or (v) has entered into any agreement, in each case relating to any actual or alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any U.S. federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, any flammable explosives, radioactive materials, toxic chemicals, pollutants, contaminants, hazardous or toxic substances or wastes, petroleum or petroleum products, asbestos-containing materials or mold) or any other hazardous materials as defined or regulated by or which may give rise to liability under any Environmental Law). In the ordinary course of their business,

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Contango and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective properties, assets and operations, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

Section 3.24 Tax Matters. All tax returns required to be filed by Contango or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or those that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.25 Insurance. Contango and each of the Subsidiaries maintain insurance covering their respective properties, assets, operations, personnel and businesses as Contango reasonably deems adequate. Such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice for similar companies to protect Contango and the Subsidiaries and their respective properties, assets, operations, personnel and businesses in all material respects. All such insurance is fully in force. Neither Contango nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

Section 3.26 Sarbanes-Oxley Act. The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of Contango have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, and the statements contained in each such certification are complete and correct in all material respects. Contango, the Subsidiaries and Contango’s directors and executive officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC and the NYSE American promulgated thereunder.

Section 3.27 FCPA. Neither Contango nor any of its Subsidiaries nor, to the knowledge of Contango, any director, officer, agent, employee or Affiliate of Contango or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and Contango, its Subsidiaries and, to the knowledge of Contango, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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Section 3.28 Anti-Money Laundering. The operations of Contango and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder, including but not limited to the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, the United States Money Laundering Control Act of 1986, as amended, and the applicable anti-money laundering statutes of jurisdictions where Contango and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Contango or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of Contango, threatened.

Section 3.29 Sanctions. None of Contango, any of its Subsidiaries or, to the knowledge of Contango, any director, officer, agent, employee or Affiliate of Contango or any of its Subsidiaries is currently the subject or the target of any applicable sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is Contango or any of its Subsidiaries located, organized, or resident in a country or territory that is the subject or target of Sanctions; and Contango will not directly or indirectly use the proceeds of the offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Neither Contango nor any of its Subsidiaries nor, to the knowledge of Contango, any director, officer, agent, employee or Affiliate of Contango or any of its Subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions (a “Sanctioned Person”); or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, Venezuela, Syria and the Crimea region of Ukraine claimed by Russia) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to each Purchaser or is not material to the analysis under any Sanctions, neither Contango nor any of its Subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five (5) years, nor does Contango or any of its Subsidiaries have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

Section 3.30 Dividends, Distributions. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or making other distributions to Contango, from repaying to Contango any loans or advances to such Subsidiary from Contango or from transferring any of such Subsidiary’s properties or assets to Contango or any other Subsidiary of Contango, except, in each case, as described in the SEC Reports.

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Section 3.31 No Preemptive Rights. The issuance and sale of the Purchased Securities will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of Contango to have any right to acquire any shares of capital stock of Contango.

Section 3.32 Certain Fees. Other than fees or commissions paid or to be paid to the Placement Agents or Richard Perry in connection with the transactions contemplated by this Agreement, no fees or commissions are or will be payable by Contango to brokers, finders or investment bankers with respect to the sale of any of the Purchased Securities or the consummation of the transactions contemplated by this Agreement. Contango agrees that it will indemnify and hold harmless each Purchaser from and against any and all claims, demands, or liabilities by the Placement Agents, Richard Perry or any other Person for broker’s, finder’s, placement, or other similar fees or commissions incurred by Contango or alleged to have been incurred by Contango in connection with the sale of the Purchased Securities or the consummation of the transactions contemplated by this Agreement.

Section 3.33 Stabilization. Neither Contango nor any of the Subsidiaries nor any of their respective directors, officers, Affiliates or controlling Persons has taken, directly or indirectly, any action that is designed, or might reasonably be expected, to cause or result in, or any action that constitutes, the stabilization or manipulation of the price of any security of Contango to facilitate the sale or resale of the Purchased Securities or a violation of Regulation M under the Exchange Act.

Section 3.34 Information Technology. Contango and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or Regulatory Authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and personal data and to the protection of such IT Systems and personal data from unauthorized use, access, misappropriation or modification, except to the extent that failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of Contango, there has been no security breach or attack or other compromise of or relating to any of Contango’s and its Subsidiaries’ IT Systems, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.35 No Registration. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.05, the issuance and sale of the Purchased Securities pursuant to this Agreement is exempt from registration requirements of the Securities Act, and Contango has not taken nor will take any action hereafter that would cause the loss of such exemption.

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Section 3.36 No Integration. Contango has not, directly or through any agent, issued, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the issuance and sale of the Purchased Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the SEC.

Section 3.37 No Disqualification Events. With respect to the Purchased Securities to be offered and sold hereunder, none of Contango, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Contango participating in the offering hereunder, any beneficial owner of 20% or more of Contango’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Contango in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Contango has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. Other than the Placement Agents and Richard Perry, Contango is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Purchased Securities. Contango will notify the Purchasers and the Placement Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

Section 3.38 No General Solicitation. Neither Contango, any of its Affiliates nor any Person acting on behalf of Contango has offered or sold any of the Purchased Securities by any form of general solicitation or general advertising. Contango has offered the Purchased Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

Section 3.39 Shell Company Status. Contango is not, and has not been at any time since December 31, 2000, an issuer identified in Rule 144(i)(1) and satisfies the requirements in Rule 144(i)(2).

Section 3.40 Related Party Transactions. All transactions that have occurred between or among Contango, on the one hand, and any of its officers or directors, or any Affiliates of any such officer or director, on the other hand, prior to the date hereof that are required to be disclosed by applicable SEC rules and regulations have been disclosed in the SEC Reports.

Section 3.41 Disclosure. On or before 9:30 a.m., New York local time, on the Business Day following execution of this Agreement, Contango shall issue a press release and/or a Current Report on Form 8-K (the “Press Release”) announcing the entry into this Agreement and describing any other material, nonpublic information that Contango may have provided any Purchaser at any time prior to the issuance of the Press Release. On or before the fourth Business Day following the date hereof, Contango shall file a Current Report on Form 8-K with SEC describing the terms of the transactions contemplated by the Basic Documents in the form required by the Exchange Act. As of the time of the issuance of the Press Release, no Purchaser shall be in

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possession of any material, non-public information received from Contango, any Subsidiary or any of their respective officers, directors, employees or agents (including any Placement Agent). In addition, effective upon the issuance of such Press Release, Contango acknowledges and agrees that any and all confidentiality or similar obligations under any agreement entered into in connection with the transactions contemplated hereby, whether written or oral, between Contango, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. Contango and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither Contango nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of Contango, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of Contango, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, Contango shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or NYSE American, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of the Basic Documents with the SEC and (b) to the extent such disclosure is required by law or NYSE American regulations, in which case Contango shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

Section 3.42 Information on Shareholdings. After the Closing, Contango shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to respond, to reasonable requests for information (which is otherwise not publicly available) made by a Purchaser or its auditors relating to the actual holdings of such Purchaser or its accounts; provided that Contango shall not be obligated to provide any information that could reasonably result in a violation of applicable law or conflict with Contango’s insider trading policy or a confidentiality obligation of the Contango.

Section 3.43 Removal of Legend. In connection with a sale of the Purchased Securities by a Purchaser in reliance on Rule 144, the applicable Purchaser or its broker shall deliver to the transfer agent and Contango a seller or broker representation letter, as applicable, providing to the transfer agent and Contango any information deemed reasonably necessary to determine that the sale of the Purchased Securities is made in compliance with Rule 144, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of Contango and regarding the length of time the Purchased Securities have been held. Upon receipt of such representation letter, Contango shall promptly direct its transfer agent to remove the notation of a restrictive legend in such Purchaser’s book-entry account maintained by the transfer agent, including the legend referred to in Section 4.05(d), and Contango shall bear all costs associated therewith. After a registration statement under the Securities Act permitting the public resale of the Purchased Securities has become effective or any Purchaser or its permitted assigns have held the Purchased Securities for one year, if the book-entry account of such Purchased Securities still bears the notation of the restrictive legend referred to in Section 4.05(d), Contango agrees, upon request of

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the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.05(d) from the Purchased Securities, and Contango shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to Contango any information deemed reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including (if there is no such registration statement) a certification that the holder is not an Affiliate of Contango and regarding the length of time the Purchased Securities have been held.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES AND

COVENANTS OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants and covenants to Contango as follows:

Section 4.01 Existence. Such Purchaser is duly organized and validly existing and in good standing under the laws of its state of formation, with all necessary power and authority to own properties and to conduct its business as currently conducted.

Section 4.02 Authorization, Enforceability. Such Purchaser has all necessary legal power and authority to execute, deliver and perform its obligations under the Basic Documents to which such Purchaser is or will be a party. The execution, delivery and performance by such Purchaser of the Basic Documents to which such Purchaser is or will be a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary legal action, and no further consent or authorization of such Purchaser is required. This Agreement to which such Purchaser is a party has been duly and validly authorized, executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser and, when executed by such Purchaser, the other Basic Documents to which such Purchaser is a party will be duly and validly authorized, executed and delivered by such Purchaser and will constitute the legal, valid and binding obligations of such Purchaser, in each case enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity and except as the rights to indemnification may be limited by applicable law.

Section 4.03 No Breach. The execution, delivery and performance by such Purchaser of the Basic Documents and the consummation by such Purchaser of the transactions contemplated hereby or thereby does not and will not (a) assuming the accuracy of the representations and warranties of Contango contained herein and its compliance with the covenants contained herein, violate any provision of any Law or permit having applicability to such Purchaser or the property or assets of such Purchaser, (b) conflict with or result in a violation or breach of any provision of the organizational documents of such Purchaser, or (c) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the ability of such Purchaser to consummate the transactions contemplated by the Basic Documents.

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Section 4.04 Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders or investment bankers with respect to the purchase of any of the Purchased Securities or the consummation of the transactions contemplated by this Agreement.

Section 4.05 Unregistered Securities.

(a) Accredited Investor Status; Sophisticated Purchasers. Such Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is able to bear the risk of its investment in Purchased Securities. Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Securities.

(b) Information. Such Purchaser and its Representatives have been furnished with all materials relating to the business, finances and operations of Contango that have been requested and materials relating to the offer and sale of the Purchased Securities that have been requested by such Purchaser and its Representatives. Such Purchaser and its Representatives have been afforded the opportunity to ask questions of Contango. Neither such inquiries nor any other due diligence investigations conducted at any time by such Purchaser and its Representatives shall modify, amend or affect such Purchaser’s right (i) to rely on Contango’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement, or any other Basic Document. Such Purchaser understands that the purchase of the Purchased Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Securities.

(c) Cooperation. Such Purchaser shall cooperate reasonably with Contango to provide any information necessary for any applicable securities filings required to be made by Contango in connection with the transactions contemplated hereby.

(d) Legends. Such Purchaser understands that the Purchased Securities will bear a restrictive legend substantially in the form as set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

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(e) Purpose of Purchase. Such Purchaser is purchasing the Purchased Securities for its own account and not with a view to distribution in violation of any securities laws. Such Purchaser has been advised and understands that the Purchased Securities have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(f) Rule 144. Such Purchaser understands that the Purchased Securities must be held indefinitely unless and until the Purchased Securities are registered for resale under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised by its advisors of and is aware of the provisions of Rule 144 promulgated under the Securities Act.

(g) Reliance by Contango. Such Purchaser understands that the Purchased Securities are being offered and sold in reliance on transactional exemptions from the registration requirements of federal and state securities laws and that Contango is relying upon the truth and accuracy of the representations, warranties, covenants, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Purchased Securities.

Section 4.06 No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of Contango to the Purchaser in connection with the offer and sale of the Purchased Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Purchased Securities. Such Purchaser understands that Cowen and Company LLC and Intrepid Partners, LLC (the “Placement Agents”) have acted solely as the agents of Contango in this placement of the Purchased Securities, and that the Placement Agents make no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Purchaser may have received in connection therewith. Such Purchaser acknowledges that it has not relied on any information or advice furnished by or on behalf of the Placement Agents.

Section 4.07 Short Selling. Such Purchaser has not engaged in any Short Sales involving Common Stock owned by it between the time it first began discussions with Contango about the transaction contemplated by this Agreement and the date of execution of this Agreement.

ARTICLE V

INDEMNIFICATION

Section 5.01 Indemnification by Contango. Contango agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with

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investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), involving a third party claim, as a result of, arising out of, or in any way related to (i) the failure of any of the representations or warranties made by Contango contained herein to be true and correct in all material respects as of the date hereof (except with respect to any provisions including the word “material” or words of similar import, with respect to which such representations and warranties must have been true and correct) or (ii) the material breach of any covenants of Contango contained herein, provided that, in the case of the immediately preceding clause (i), such claim for indemnification is made prior to the expiration of such representation or warranty; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Purchaser Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to Contango shall constitute the date upon which such claim has been made.

Section 5.02 Indemnification by the Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify Contango and its respective Representatives (collectively, “Contango Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), involving a third party claim, as a result of, arising out of, or in any way related to (i) the failure of any of the representations or warranties made by such Purchaser contained herein to be true and correct in all material respects as of the date hereof or (ii) the material breach of any of the covenants of such Purchaser contained herein, provided that, in the case of the immediately preceding clause (i), such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Contango Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to such Purchaser shall constitute the date upon which such claim has been made; provided, further, that the liability of such Purchaser shall not be greater in amount than such Purchaser’s Allocated Purchase Price.

Section 5.03 Indemnification Procedure. A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party from whom indemnification is sought; provided, however, that failure to so notify the Indemnifying Party shall not preclude the Indemnified Party from any indemnification which it may claim in accordance with this Article V, except as otherwise provided in Sections 5.01 and 5.02. Promptly after any Contango Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure

23

to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle such claim, it shall promptly after such determination, and in no event later than five (5) days, notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and/or the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control relevant to the claim. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has, within ten (10) Business Days of when the Indemnified Party provides written notice of a claim, failed (y) to assume the defense or settlement of such claim and employ counsel or (z) to notify the Indemnified Party of such assumption, or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not contain any admission of wrong doing by, the Indemnified Party.

Section 5.04 Tax Treatment of Indemnification Payments. Any indemnification payments made under this Article V shall be treated for all tax purposes as an adjustment to the relevant Purchaser’s Allocated Purchase Price except as otherwise required by applicable Law.

ARTICLE VI

TERMINATION

Section 6.01 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time:

24

(a) by any Purchaser (with respect to the obligations of such Purchaser) or Contango, upon written notice to the other party, if the Closing shall not have occurred on or before December 27, 2019 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 6.01(a) shall not be available to any party whose (i) breach of any provision of this Agreement, (ii) failure to comply with its obligations under this Agreement or (iii) actions not taken in good faith shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date or the failure of a condition in Section 2.04(b) or Section 2.04(c) to be satisfied at such time; or

(b) by either Contango or any Purchaser (with respect to the obligations of such Purchaser) if any court of competent jurisdiction in the United States or other United States Regulatory Authority shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action is or shall have become final and nonappealable.

Section 6.02 Certain Effects of Termination. If this Agreement is terminated as provided in Section 6.01, except as set forth in Section 7.03, this Agreement shall become null and void and have no further force or effect, but the parties shall not be released from any liability arising from or in connection with any breach hereof occurring prior to such termination.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Expenses. All other costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 7.02 Interpretation. Article, Section, Schedule and Exhibit references in this Agreement are references to the corresponding Article, Section, Schedule or Exhibit to this Agreement, unless otherwise specified. All Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full herein and are an integral part of this Agreement. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Whenever Contango has an obligation under the Basic Documents, the expense of complying with that obligation shall be an expense of Contango unless otherwise specified. Any reference in this Agreement to $ shall mean U.S. dollars. Whenever any determination, consent or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion, unless otherwise specified in this Agreement. If any provision in the Basic Documents is held to be illegal, invalid, not binding or unenforceable, (i) such provision shall be fully severable and the Basic Documents shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Basic Documents, and the remaining

25

provisions shall remain in full force and effect and (ii) the parties hereto shall negotiate in good faith to modify the Basic Documents so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to the Basic Documents, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

Section 7.03 Survival of Provisions. The representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.05, 3.06, 3.30, 4.02, 4.04 and 4.05 hereunder shall survive the execution and delivery of this Agreement for a period of one (1) year, and the other representations and warranties set forth herein shall survive for a period of six (6) months following the final Closing Date regardless of any investigation made by or on behalf of Contango or a Purchaser. The covenants made in this Agreement shall survive the final Closing and remain operative and in full force and effect regardless of acceptance of any of the Purchased Securities and payment therefor and repayment, conversion or repurchase thereof. Regardless of any purported general termination of this Agreement, the provisions of Article V and all indemnification rights and obligations of Contango and the Purchasers thereunder, Section 6.02 and this Article VII shall remain operative and in full force and effect as between Contango and each Purchaser, unless Contango and each Purchaser execute a writing that expressly (with specific references to the applicable Section or subsection of this Agreement) terminates such rights and obligations as between Contango and such Purchaser.

Section 7.04 No Waiver; Modifications in Writing.

(a) Delay. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

(b) Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement or any other Basic Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Basic Document, any waiver of any provision of this Agreement or any other Basic Document and any consent to any departure by Contango from the terms of any provision of this Agreement or any other Basic Document shall

26

be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Contango in any case shall entitle Contango to any other or further notice or demand in similar or other circumstances. Any investigation by or on behalf of any party shall not be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.

Section 7.05 Binding Effect; Assignment.

(a) Binding Effect. This Agreement shall be binding upon Contango, each Purchaser and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns; provided that, the representations and warranties of Contango in Article III and the representations and warranties of the Purchasers in Article IV may be relied upon by the Placement Agents, in their capacity as placement agents for the offering and sale of the Purchased Securities, as third party beneficiaries thereof.

(b) Assignment of Rights. Without the written consent of Contango, no portion of the rights and obligations of any Purchaser under this Agreement may be assigned or transferred by such Purchaser. No portion of the rights and obligations of Contango under this Agreement may be transferred or assigned without the prior written consent of the Purchasers.

Section 7.06 Communications. All notices and demands provided for hereunder shall be (i) in writing and shall be given by registered or certified mail, return receipt requested, air courier guaranteeing overnight delivery or personal delivery, and (ii) via e-mail, to the following addresses:

(a) If to the Purchasers:

At such address indicated on Schedule A attached hereto.

(b) If to Contango:

Contango Oil & Gas Company

717 Texas Avenue, Suite 2900

Houston, Texas 77002

Attention: Wilkie S. Colyer, Jr.

E-mail: WColyer@contango.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, Texas 77002

Attention: Hillary H. Holmes

E-mail: HHolmes@gibsondunn.com

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or to such other address as Contango or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent by overnight courier copy; when receipt is acknowledged, if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 7.07 Entire Agreement. This Agreement, the other Basic Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Basic Documents with respect to the rights granted by Contango or any of its Affiliates or the Purchasers or any of their Affiliates set forth herein or therein. This Agreement, the other Basic Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 7.08 Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Texas without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Texas, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Texas over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 7.09 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES

28

AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 7.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. A signed copy of this Agreement delivered by facsimile, portable document format (PDF) or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement; provided, however, that each party hereto shall deliver an original signed copy of this Agreement executed by such party to any other party hereto promptly upon the request of any such other party.

Section 7.11 Recapitalizations, Exchanges, Etc. Affecting the Purchased Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of Contango or any successor or assign of Contango (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Purchased Securities.

Section 7.12 Certain Tax Matters. Contango agrees that, provided that each Purchaser delivers to Contango a properly executed IRS Form W-9, or similar form sufficient to cause under current Law Contango (including any paying agent of Contango) to avoid a requirement to withhold on any payments or deemed payments to any such Purchaser, Contango (including any paying agent of Contango) will not withhold on any payments or deemed payments to any such Purchaser.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

CONTANGO OIL & GAS COMPANY

By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President and Chief Financial Officer

[Signatures continued on following page.]

[Signature Page to Purchase Agreement]

PURCHASER:

2008 KENNEDY FAMILY TRUST

By:	/s/ Katherine Kennedy Reinemund
	Name:	Katherine Kennedy Reinemund
	Title:	Investment Agent

[Signature Page to Purchase Agreement]

PURCHASER:

ACB HOLDINGS LP

By:	/s/ Adam Blum
	Name:	Adam Blum
	Title:	Vice President of ACB Holdings Management, LLC, General Partner

[Signature Page to Purchase Agreement]

PURCHASER:

Gregg and DeeAnn Anigian

By:	/s/ Gregg Anigan
	Name:	Gregg Anigian
	Title:	Individual

By:	/s/ DeeAnn Anigan
	Name:	Dee Ann Anigian
	Title:	Individual

[Signature Page to Purchase Agreement]

PURCHASER:

BROOKLINE SPV LLC

By:	/s/ Madding King III
	Name:	Madding King III
	Title:	Sole Member, Brookline SPV Manager LLC

[Signature Page to Purchase Agreement]

PURCHASER:

GREG BUCHHOLZ

By:	/s/ Greg Buchholz
	Name:	Greg Buchholz
	Title:	Individual

[Signature Page to Purchase Agreement]

PURCHASER:

CG PARTNERS

By:	/s/ William D. Griffin
	Name:	William D. Griffin
	Title:	Managing Partner

[Signature Page to Purchase Agreement]

PURCHASER:

CVI INVESTMENTS, INC.

By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager

[Signature Page to Purchase Agreement]

PURCHASER:

CODY DONNAN

By:	/s/ Cody Donnan
	Name:	Cody Donnan
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

D.R. STEPHENS SEPARATE PROPERTY TRUST

By:	/s/ Donald R. Stephens
	Name:	Donald R. Stephens
	Title:	Trustee

[Signature Page to Purchase Agreement]

PURCHASER:

DEUTSCHE DWS INVESTMENT TRUST, on behalf of DWS Small Cap Growth Fund

By:	/s/ John Millette
	Name:	John Millette
	Title:	Vice President and Secretary

[Signature Page to Purchase Agreement]

PURCHASER:

JASON FERTITTA

By:	/s/ Jason Fertitta
	Name:	Jason Fertitta
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

HUDSON BAY MASTER FUND LTD

By:	/s/ George Antonopoulos
	Name:	George Antonopoulos
	Title:	Authorized Signatory
Hudson Bay Capital Management LP not individually, but solely as Investment Advisor to Hudson Bay Master Fund Ltd.

[Signature Page to Purchase Agreement]

PURCHASER:

JACK E. JENSEN AND ALLISON J. JENSEN

By:	/s/ Jack E. Jensen
	Name:	Jack E. Jensen
Title:

By:	/s/ Allison J. Jensen
	Name:	Allison J. Jensen
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

JACK JENSEN 2012 DYNASTY TRUST FBO KRISTIN JENSEN

By:	/s/ Kristen Jensen Kaminsky
	Name:	Kristin Jensen Kaminsky
	Title:	Trustee

[Signature Page to Purchase Agreement]

PURCHASER:

JACK JENSEN 2012 DYNASTY TRUST FBO JUSTIN JENSEN

By:	/s/ Justin Jensen
	Name:	Justin Jensen
	Title:	Trustee

[Signature Page to Purchase Agreement]

PURCHASER:

JOHN HUNTER KEARNEY

By:	/s/ John Hunter Kearney
	Name:	John Hunter Kearney
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

STEPHEN BAKER KEARNEY

By:	/s/ Stephen Baker Kearney
	Name:	Stephen Baker Kearney
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

MICHAEL G. LINDLEY

By:	/s/ Michael G. Lindley
	Name:	Michael G. Lindley
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

LKCM INVESTMENT PARTNERSHIP II, L.P.

By:	/s/ J. Luther King, Jr.
	Name:	J. Luther King, Jr.
	Title:	President of the General Partner

[Signature Page to Purchase Agreement]

PURCHASER:

LKCM INVESTMENT PARTNERSHIP, L.P.

By:	/s/ J. Luther King, Jr.
	Name:	J. Luther King, Jr.
	Title:	President of the General Partner

[Signature Page to Purchase Agreement]

PURCHASER:

MJMP FAMILY LP

By:	/s/ Michael E. Potter
	Name:	Michael E Potter
	Title:	President & Secretary of MJMP, Inc. – General Partner

[Signature Page to Purchase Agreement]

PURCHASER:

ALEXANDRA NAKFOOR

By:	/s/ Alexandra Nakfoor
	Name:	Alexandra Nakfoor
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

ALEXANDRA OR JAMES M. NAKFOOR

By:	/s/ James M. Nakfoor
	Name:	James M. Nakfoor
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

JAMES M. NAKFOOR

By:	/s/ James M. Nakfoor
	Name:	James M. Nakfoor
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

KENNETH R. PEAK MARITAL TRUST TRUSTEE

By:	/s/ Donna Peak
	Name:	Donna Peak
	Title:	Trustee

[Signature Page to Purchase Agreement]

PURCHASER:

DONNA PEAK PHD

By:	/s/ Donna Peak
	Name:	Donna Peak
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

RICHARD PERRY

By:	/s/ Richard Perry
	Name:	Richard Perry
	Title:	Private Investor

[Signature Page to Purchase Agreement]

PURCHASER:

JANIS G. PRIEST

By:	/s/ Janis G. Priest
	Name:	Janis G. Priest
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

ROBERT J. RAYMOND

By:	/s/ Robert J. Raymond
	Name:	Robert J. Raymond
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

RED OAK ASSOCIATES, LP

By:	/s/ I. Jon Brumley
	Name:	I. Jon Brumley
	Title:	President

[Signature Page to Purchase Agreement]

PURCHASER:

SCHNITZER INTERESTS, LTD.

BY:	KDGP LLC, General Partner

By:	/s/ Douglas W. Schnitzer
	Name:	Douglas W. Schnitzer
	Title:	President

[Signature Page to Purchase Agreement]

PURCHASER:

JOHNATHAN SCHNITZER

By:	/s/ Johnathan Schnitzer
	Name:	Johnathan Schnitzer
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

SKYLINE CAPITAL FUND LP

By:	/s/ Christopher Lyle
	Name:	Christopher Lyle
	Title:	Managing Partner

[Signature Page to Purchase Agreement]

PURCHASER:

MICHAEL STARCHER

By:	/s/ Michael Starcher
	Name:	Michael Starcher
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

JAMES E. THORP

By:	/s/ James E. Thorp
	Name:	James E. Thorp
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

TONGA PARTNERS, LP

By:	/s/ Stephen C. Wagstaff
	Name:	Stephen C. Wagstaff
	Title:	CFO of Cannell Capital LLC, Investment Advisor to Tonga Partners, LP

[Signature Page to Purchase Agreement]

PURCHASER:

TRISTAN OFFSHORE FUND, LTD.

By:	/s/ Stephen C. Wagstaff
	Name:	Stephen C. Wagstaff
	Title:	CFO of Cannell Capital LLC, Investment Advisor to Tristan Offshore Fund, Ltd.

[Signature Page to Purchase Agreement]

PURCHASER:

TRISTAN PARTNERS, LP

By:	/s/ Stephen C. Wagstaff
	Name:	Stephen C. Wagstaff
	Title:	CFO of Cannell Capital LLC, Investment Advisor to Tristan Partners, LP

[Signature Page to Purchase Agreement]

PURCHASER:

T. ROWE PRICE NEW ERA FUND, INC.
T. ROWE PRICE REAL ASSETS FUND, INC.
T. ROWE PRICE REAL ASSETS TRUST I
ADVANCED SERIES TRUST – AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
SHRINERS HOSPITAL FOR CHILDREN
Each account, severally not jointly

By: T. Rowe Price Associates, Inc. Investment Adviser or Subadviser, as applicable

By:	/s/ Ryan Hedrick
	Name:	Ryan Hedrick
	Title:	Vice President
	Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

[Signature Page to Purchase Agreement]

PURCHASER:

T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price U.S. Small-Cap Value Equity Trust
T. Rowe Price U.S. Equities Trust
MassMutual Select Funds – MassMutual Select
T. Rowe Price Small and Mid Cap Blend Fund
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ J. David Wagner
	Name:	J. David Wagner
	Title:	Vice President
	Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn.: Andrew Baek, Vice President Phone: 410-345-2090 Email: Andrew.Baek@troweprice.com

[Signature Page to Purchase Agreement]

PURCHASER:

CUTTYHUNK MASTER PORTFOLIO

By:	/s/ Geoffrey Lewis
	Name:	Geoffrey Lewis
	Title:	Authorized Signatory

[Signature Page to Purchase Agreement]

PURCHASER:

WILLIAM WARD AND PAM SENGELMANN

By:	/s/ William Ward
	Name:	William Ward
Title:

By:	/s/ Pamela Wilmore Sengelmann
	Name:	Pamela Wilmore Sengelmann
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

DAVID S. WESSON

By:	/s/ David S. Wesson
	Name:	David S. Wesson
Title:

[Signature Page to Purchase Agreement]

PURCHASER:

GEORGE M. YOUNG JR.

By:	/s/ George M. Young Jr.
	Name:	George M. Young Jr.
Title:

[Signature Page to Purchase Agreement]

SCHEDULE A

Schedule of Purchasers

Purchaser	Notice Address	Number of Shares of Common Stock	Allocated Purchase Price
2008 Kennedy Family Trust	[Redacted]	600,000	$1,500,000.00
ACB Holdings LP	[Redacted]	20,000	$50,000.00
Anigian, Gregg and DeeAnn	[Redacted]	45,000	$112,500.00
Brookline SPV LLC	[Redacted]	2,000,000	$5,000,000.00
Buchholz, Greg	[Redacted]	50,000	$125,000.00
CG Partners LLC	[Redacted]	40,000	$100,000.00
CVI Investments, Inc.	[Redacted]	700,000	$1,750,000
Donnan, Cody	[Redacted]	50,000	$125,000.00
D.R. Stephens Separate Property Trust	[Redacted]	75,000	$187,500.00
DWS Small Cap Growth Fund	[Redacted]	300,000	$750,000.00
Fertitta, Jason	[Redacted]	100,000	$250,000.00
Hudson Bay Master Fund Ltd	[Redacted]	200,000	$500,000.00
Jack Jensen 2012 Dynasty Trust FBO Justin Jensen	[Redacted]	20,000	$50,000.00
Jack Jensen 2012 Dynasty Trust FBO Kristin Jensen	[Redacted]	20,000	$50,000.00
Jack E. Jensen and Allison J. Jensen	[Redacted]	65,000	$162,500.00
Kearney, John Hunter	[Redacted]	25,000	$62,500.00
Kearney, Stephen Baker	[Redacted]	75,000	$187,500.00
Lindley, Michael G.	[Redacted]	175,000	$437,500.00
LKCM Investment Partnership, L.P.	[Redacted]	960,000	$2,400,000.00
LKCM Investment Partnership II, L.P.	[Redacted]	40,000	$100,000.00
MJMP Family LP	[Redacted]	225,000	$562,500.00
Nakfoor, Alexandra	[Redacted]	25,000	$62,500.00
Nakfoor, Alexandra or James M.	[Redacted]	100,000	$250,000.00
Nakfoor, James M.	[Redacted]	100,000	$250,000.00
Peak, Donna	[Redacted]	80,000	$200,000.00
Kenneth R. Peak Marital Trust	[Redacted]	80,000	$200,000.00
Perry, Richard	[Redacted]	40,000	$100,000.00
Priest, Janis G.	[Redacted]	95,000	$237,500.00
Raymond, Robert J.	[Redacted]	80,000	$200,000.00
Red Oak Associates, LP	[Redacted]	200,000	$500,000.00
Schnitzer Interests, Ltd.	[Redacted]	800,000	$2,000,000.00
Schnitzer, Johnathan	[Redacted]	30,000	$75,000.00
Skyline Capital Fund LP	[Redacted]	300,000	$750,000.00
Starcher, Michael	[Redacted]	40,000	$100,000.00
Thorp, James E.	[Redacted]	80,000	$200,000.00
Tonga Partners, LP	[Redacted]	300,592	$751,480.20
Tristan Partners, LP	[Redacted]	389,285	$973,212.42
Tristan Offshore Fund, Ltd.	[Redacted]	190,842	$477,104.49
Cuttyhunk Master Portfolio	[Redacted]	69,281	$173,202.89
T. Rowe Price New Era Fund, Inc.	[Redacted]	3,005,227	$7,513,067.50
T. Rowe Price Real Assets Fund, Inc.	[Redacted]	780,917	$1,952,292.50
T. Rowe Price Real Assets Trust I	[Redacted]	448,637	$1,121,592.50
Advanced Series Trust - AST T. Rowe Price Natural Resources Portfolio	[Redacted]	348,301	$870,752.50
Shriners Hospital for Children	[Redacted]	122,865	$307,162.50
T. Rowe Price Small-Cap Value Fund, Inc.	[Redacted]	4,116,371	$10,290,927.50
T. Rowe Price U.S. Small-Cap Value Equity Trust	[Redacted]	1,053,757	$2,634,392.50
T. Rowe Price U.S. Equities Trust	[Redacted]	81,099	$202,747.50
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	[Redacted]	42,826	$107,065.00
Ward, William and Pamela Wilmore Sengelmann	[Redacted]	20,000	$50,000.00
Wesson, David S.	[Redacted]	125,000	$312,500.00
Young, George M. Jr.	[Redacted]	70,000	$175,000.00

Total		19,000,000	$47,500,000

SCHEDULE B

Schedule of Subsidiaries

Subsidiary	Ownership Percentage
Crimson Exploration Inc.	100%
Crimson Exploration Operating, Inc.	100%
Contango Energy Company	100%
Contango Rocky Mountain Inc.	100%
Contango Operators, Inc.	100%
Contango Mining Company	100%
Conterra Company	100%
Contaro Company	100%
Contango Alta Investments, Inc.	100%
Contango Venture Capital Corporation	100%
LTW Pipeline Co.	100%
Contango Resources, Inc.	100%
Contango Midstream Company	100%

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

Execution Version

REGISTRATION RIGHTS AGREEMENT

by and among

CONTANGO OIL & GAS COMPANY

and

THE PURCHASERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2019 by and between Contango Oil & Gas Company, a Texas corporation (“Contango”), and the parties set forth on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Purchased Securities pursuant to the Purchase Agreement, dated as of December 19, 2019, by and between Contango and the Purchasers (the “Purchase Agreement”);

WHEREAS, Contango has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Purchasers and Contango under the Purchase Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.04 per share, of Contango.

“Common Stock Price” means the volume weighted average closing price of the Common Stock as reported by the NYSE American for the 10 trading days immediately preceding the date on which the determination is made.

“Contango” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Effective Date” means the initial date of effectiveness of the Shelf Registration Statement.

“Effectiveness Deadline” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Event” has the meaning specified therefor in Section 2.1(e) of this Agreement.

“Event Date” has the meaning specified therefor in Section 2.1(e) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Filing Deadline” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Law” shall have the meaning set forth in the Purchase Agreement.

“Liquidated Damages” has the meaning specified therefor in Section 2.1(e) of this Agreement.

“Liquidated Damages Base” means, with respect to any Holder, the product of (a) the Common Stock Price multiplied by (b) the number of Registrable Securities held by such Holder that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 on the date on which the determination is made.

“Losses” has the meaning specified therefor in Section 2.8(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the left lead book running manager of such Underwritten Offering.

“Minimum Commitment” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Other Holder” has the meaning specified in Section 2.2(b) of this Agreement.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

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“Piggyback Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.

“Purchased Securities” means the Common Stock to be issued and sold to the Purchasers pursuant to the Purchase Agreement.

“Purchaser” or “Purchasers” has the meaning set forth in the introductory paragraph of this Agreement.

“Registrable Securities” means, subject to Section 1.2 of this Agreement, the Purchased Securities.

“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement.

“Registration Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.

“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(c) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.

“Selling Holder Election Notice” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“T. Rowe Price Holder” means a Holder that is an advisory client of T. Rowe Price and Associates, Inc.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

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“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Section 1.2 Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by Contango or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration.

(a) Shelf Registration. Contango shall use its commercially reasonable efforts to prepare and file an initial Shelf Registration Statement under the Securities Act covering all Registrable Securities at such time of filing within 30 days from the date on which the Purchased Securities are issued (the “Filing Deadline”). Contango shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to become effective on or as soon as practicable after the filing thereof and no later than 90 days (or if reviewed by the staff of the Commission, 120 days) from the date on which the Purchased Securities are issued (the “Effectiveness Deadline”). Contango will use its commercially reasonable efforts to cause such initial Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (1) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (2) there are no longer any Registrable Securities outstanding and (3) three years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by Contango. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within one Business Day of such date, Contango shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement.

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(b) Notwithstanding Contango’s registration obligations set forth in Section 2.1(a), if the Commission does not permit, as a result of the application of Rule 415, all of the Registrable Securities (after giving effect to all Resale Opt-Out Notices) to be registered for resale as a secondary offering on a single registration statement, Contango shall use its commercially reasonable efforts to file amendments to the initial Shelf Registration Statement as required by the Commission, covering the maximum number of Registrable Securities, applied on a pro rata basis among the Holders, permitted by the Commission to be registered on such Shelf Registration Statement. In the event Contango amends the initial Shelf Registration Statement in accordance with the foregoing, Contango shall use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission, one or more Shelf Registration Statements covering those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended.

(c) Resale Registration Opt-Out. At least three Business Days before the initial filing of the Shelf Registration Statement required by Section 2.1(a), Contango shall provide advance written notice to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to Contango requesting that such Holder not be included in a Shelf Registration Statement prior to its initial filing. Following receipt of a Resale Opt-Out Notice from a Holder, Contango shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.

(d) Delay Rights. Notwithstanding anything to the contrary contained herein, Contango may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) Contango is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Contango determines in good faith that Contango’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) Contango has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of Contango, would materially and adversely affect Contango; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period of 45 consecutive days or an aggregate of 120 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Contango shall provide prompt notice (which notice shall not contain any material, non-public information regarding Contango), to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

(e) Failure to Obtain and Maintain Effectiveness; Liquidated Damages. If (i) Contango (A) has not filed the initial Shelf Registration Statement with the Commission on or prior to the Filing Deadline or (B) the initial Shelf Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Deadline (in each case, other than due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to Contango for inclusion in such Shelf Registration

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Statement), (ii) during the Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Holders are otherwise not permitted to resell Registrable Securities pursuant to the Shelf Registration Statement other than (A) for such periods as permitted under Section 2.1(d) of this Agreement or (B) due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to Contango for inclusion in the Shelf Registration Statement, or (iii) Contango fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders are unable to sell Registrable Securities without restriction under Rule 144 (any such failure or breach, an “Event” and the date of any Event, an “Event Date”), then each Holder shall be entitled to a payment, as liquidated damages and not as a penalty, of 0.25% of such Holder’s Liquidated Damages Base per 30-day period, which amount shall accrue daily, for the first 30 days following the applicable Event Date, increasing by an additional 0.25% of such Holder’s Liquidated Damages Base per 30-day period, that shall accrue daily, for each subsequent 30 days, up to a maximum of 1.00% of the Holder’s Liquidated Damages Base per 30-day period (the “Liquidated Damages”); provided, however, that no Liquidated Damages shall accrue or be payable if an Event described in clause (i)(B) above occurred as a result of a review and comments by the staff of the Commission of the Shelf Registration Statement or the documents incorporated by reference therein and Contango uses its commercially reasonable efforts to resolve such comments and have such Shelf Registration Statement declared effective within 270 days of the filing date of such Shelf Registration Statement. The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within 10 Business Days after the end of each such 30-day period. Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of all Liquidated Damages payable by Contango under this Section 2.1(e) exceed 5.00% of such Holder’s Liquidated Damages Base. Liquidated Damages payable to a Holder shall cease to accrue when the Event is cured or the Holder no longer owns Registrable Securities, whichever is earlier, and shall be prorated in the event Liquidated Damages cease to accrue prior to the end of the applicable 30-day calculation period.

Section 2.2 Piggyback Registration Participation. If at any time Contango proposes to file (i) at a time when Contango is not a WKSI, a registration statement and such Holder has not previously included its Registrable Securities in a Shelf Registration Statement contemplated by Section 2.1(a) of this Agreement that is currently effective, or (ii) a prospectus supplement to an effective “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), so long as Contango is a WKSI at such time or, whether or not Contango is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, other than (a) a registration relating solely to employee benefit plans, (b) a registration relating solely to a Rule 145 transaction, or (c) a registration statement on any registration form which does not permit secondary sales, then Contango shall give not less than three Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed Underwritten Offering to each Holder that, together with its Affiliates, owns more than $2.5 million of Registrable Securities, and such notice shall offer such Holder the opportunity to participate in any Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that Contango (A) shall not be required to include the Registrable Securities

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of the Holders in such Registration if the Holders do not offer a minimum of $2.5 million of Registrable Securities, or (B) if Contango has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.2(b). If Contango is not required to offer the opportunity for a Piggyback Registration in respect of a proposed Underwritten Offering as a result of the circumstance described in clause (B) of the proviso of the immediately preceding sentence, then Contango shall nevertheless be required to furnish to such Holders the Piggyback Notice in respect of such proposed Underwritten Offering, which notice shall describe Contango’s intention to conduct an Underwritten Offering and, if the determination described in clause (B) of the proviso of the immediately preceding sentence has been made at the time that the Piggyback Notice is required to be given by Contango, shall include notification that the Holders do not have the opportunity to include Registrable Securities in such Underwritten Offering because Contango has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering. If the circumstance described in clause (B) of the proviso of the preceding sentence is made after the Piggyback Notice has been given, then Contango shall notify the Holders who were provided such Piggyback Notice (or if the two Business Day period referred to in the next sentence has lapsed, the Holders who have timely elected to include Registrable Securities in such offering) in writing of such circumstance and the aggregate number of Registrable Securities, if any, that can be included in such offering. Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice. The Holder will have two Business Days after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, Contango shall determine for any reason not to undertake or to delay such Underwritten Offering, Contango may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to Contango of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to Contango requesting that such Holder not receive notice from Contango of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), Contango shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by Contango pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.

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(b) Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises Contango that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by Contango pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then Contango shall furnish notice in writing (including by e-mail) to the Holders (or to those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advises Contango can be sold without having such material and adverse effect, with such number to be allocated (i) if such Piggyback Registration was initiated by Contango, (A) first, to Contango, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, to any other holder of shares of common stock with registration rights that are subordinate to the rights of the Holders hereunder and (ii) if such Piggyback Registration was not initiated by Contango, (A) first, to the Persons initiating such Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other than the Persons initiating such Registration), and (C) third, to any other holder of shares of common stock with registration rights that are subordinate to the rights of the Holders hereunder.

Section 2.3 Secondary Underwritten Offering.

(a) S-3 Registration. In the event that a Selling Holder or a group of Selling Holders elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering for its own account of at least $5.0 million (such amount, the “Minimum Commitment”), such Selling Holder shall give notice of such election in writing (including, but not limited to, notification by e-mail; such notice, the “Selling Holder Election Notice”) to Contango not less than 20 Business Days before the date such Selling Holder intends for such Underwritten Offering to commence marketing (whether on a confidential basis or on a public basis); provided that Contango shall not be required to conduct more than one Underwritten Offering pursuant to this Section 2.3 in any 180-day period pursuant to Selling Holder Election Notices. The Selling Holder Election Notice shall specify the number of Registrable Securities

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that the Selling Holder intends to offer in such Underwritten Offering and the expected commencement date thereof. Contango shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.8, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the disposition of the Registrable Securities.

(b) Notice to Holders. Not later than two Business Days after receipt by Contango of the Selling Holder Election Notice, unless Contango determines in accordance with Section 2.1(d) to delay such Underwritten Offering (in which event Contango shall promptly notify the initiating Selling Holder in writing of such determination), then Contango shall provide written notice (including, but not limited to, notification by e-mail) to the other Holders of Registrable Securities of the Selling Holder’s intention to conduct an Underwritten Offering and such notice shall offer such other Holders the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such other Holder will have five Business Days after notice has been delivered to request in writing submitted to Contango the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received by Contango within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Selling Holder giving the notice shall determine for any reason not to undertake or to delay such Underwritten Offering, such Selling Holder may, at its election, give written notice of such determination to Contango and, if the failure of such Selling Holder to participate would cause the aggregate amount of Registrable Securities participating in the Underwritten Offering to fall below the Minimum Commitment, Contango shall notify the other Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include Registrable Securities of any other Holder, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Registrable Securities of any other Holder for the same period as the delay in the Underwritten Offering. Any other Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such Underwritten Offering by giving written notice to Contango of such withdrawal up to and including the time of pricing of such offering. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Registrable Securities under a Shelf Registration Statement advises Contango that the total amount of Registrable Securities which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises Contango can be sold without having such material and adverse effect, with such number to be allocated pro rata among the Selling Holders and the other Holders who have requested participation in the Underwritten Offering (based, for each such Selling Holder or other Holder, on the percentage derived by dividing (A) the number of Registrable Securities proposed to be sold by such Selling Holder or such other Holder in such offering; by (B) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders and all other Holders in such Underwritten Offering).

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Section 2.4 Sale Procedures.

(a) General Procedures. In connection with any Underwritten Offering (i) under Section 2.2 of this Agreement, Contango shall be entitled to select the Managing Underwriter or Underwriters, and (ii) under Section 2.3 of this Agreement, the Selling Holders shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and Contango shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Contango to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with Contango or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to Contango and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect Contango’s obligation to pay Registration Expenses. Upon the receipt by Contango of a written request from the Holders of at least $5.0 million dollars of Registrable Securities that are participating in any Underwritten Offering contemplated by this Agreement, Contango’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

(b) In connection with its obligations under this Article II, Contango will, as expeditiously as possible:

(i) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;

(ii) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify Contango in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, Contango shall use its commercially reasonable efforts to include such information in the prospectus supplement;

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(iii) furnish to each Selling Holder (A) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(iv) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that Contango will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(v) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(vi) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of

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such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by Contango of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Contango agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(vii) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(viii) in the case of an Underwritten Offering, furnish upon request a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified Contango’s financial statements included or incorporated by reference into the applicable registration statement, and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in accountants’ letters delivered to the underwriters in underwritten offerings of securities;

(ix) in the case of an Underwritten Offering, use commercially reasonable efforts to furnish upon request a letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the reserve engineers who have prepared reserve reports of estimated net proved oil and natural gas reserves with respect to certain oil and gas properties included or incorporated by reference into the applicable registration statement, and the letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in reserve engineers’ letters delivered to the underwriters in underwritten offerings of securities;

(x) in the case of an Underwritten Offering, use commercially reasonable efforts to furnish upon request an opinion of counsel to Contango, dated the date of the closing under the underwriting agreement, in form and substance satisfactory to the underwriters of such Underwritten Offering;

(xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

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(xii) make available to the appropriate representatives of the underwriters access to such information and Contango personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that Contango need not disclose any non-public information to any such representatives unless and until such representatives have entered into a confidentiality agreement with Contango;

(xiii) cause all such Registrable Securities registered pursuant to this Agreement to be listed or quoted on each securities exchange or nationally recognized quotation system on which similar securities issued by Contango are then listed or quoted, and cause to be satisfied all requirements and conditions of such securities exchange or nationally recognized quotation system to the listing or quoting of such Registrable Securities that are reasonably within the control of Contango, including, without limitation, registering the Registrable Securities under the Exchange Act, if appropriate, and using commercially reasonable efforts to cause such registration to become effective pursuant to the rule of the Commission;

(xiv) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Contango to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(xv) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and

(xvi) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders in order to expedite or facilitate the disposition of such Registrable Securities.

(c) Each Selling Holder, upon receipt of notice from Contango of the happening of any event of the kind described in Section 2.4(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(b)(vi) or until it is advised in writing by Contango that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Contango, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to Contango (at Contango’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

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Section 2.5 Cooperation by Holders. Contango shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.6 [Reserved].

Section 2.7 Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to Contango’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, or an Underwritten Offering pursuant to Section 2.3 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, all roadshow expenses borne by it and the fees and disbursements of independent public accountants and counsel for Contango, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.8 hereof, Contango shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, Contango shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities.

(b) Expenses. Contango will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, Piggyback Registration or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.8 Indemnification.

(a) By Contango. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, Contango will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, partners, members, employees, investment advisers, agents, representatives and managers, and each other Person, if any, who controls such Selling Holder, within the meaning of the Securities Act and the Exchange Act, and the directors, officers, partners, members, employees, investment advisers, agents, representatives and managers of such controlling Person, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses), including any of the foregoing incurred in settlement of any litigation commenced or threatened by any party other than a Selling Holder (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person or directors, officers, employees, agents, representatives or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in

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the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, and each such controlling Person and each such director, officer, employee, agent, representatives or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Contango will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, partner, member, employee, investment adviser, agent, representatives, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Contango, its directors, officers, employees, representatives and agents and each Person, if any, who controls Contango within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from Contango to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto. The maximum liability of each Selling Holder for any such indemnification shall not exceed the amount of net proceeds received by such seller from the sale of such Selling Holder’s Registrable Securities.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.8(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and

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counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to Contango or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of Contango on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of Contango on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Contango agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding Contango available, as those terms are understood and defined in Rule 144;

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(b) File with the Commission in a timely manner all reports and other documents required of Contango under the Securities Act and the Exchange Act; and

(c) So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Contango, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of Contango that it has complied with the reporting requirements of Rule 144.

Section 2.10 Transfer or Assignment of Registration Rights. The rights to cause Contango to register Registrable Securities granted to the Purchasers by Contango under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $2.5 million of Registrable Securities (based on the Common Stock Price) or, if less, 100% of the Registrable Securities then held by such Purchaser, (b) Contango is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

Section 2.11 Aggregation of Registrable Securities. (a) All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. In addition, all Registrable Securities held or acquired by each T. Rowe Price Holder shall be aggregated together with each other T. Rowe Price Holder for the purpose of determining the availability of any rights under this Agreement.

(b) All other shares of Common Stock held by a Person and for which such Person has similar registration rights pursuant to an agreement between such Person and Contango shall be aggregated together for the purpose of determining such Person’s rights under this Agreement solely as such shares relate to minimum quantity requirements contemplated herein; provided that, for the avoidance of doubt, such Common Stock shall not otherwise be deemed Registrable Securities for any other purpose under this Agreement.

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ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, facsimile, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to a Purchaser, to such addresses indicated on Schedule A attached hereto.

(b) If to Contango:

Contango Oil & Gas Company

717 Texas Avenue, Suite 2900

Houston, Texas 77002

Attention: Wilkie S. Colyer, Jr.

E-mail: WColyer@contango.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, Texas 77002

Attention: Hillary H. Holmes

Facsimile: (346) 718-6902

E-mail: HHolmes@gibsondunn.com

or, if to a transferee of a Purchaser, to the transferee at the address provided pursuant to Section 2.10 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the facsimile copy or e-mail, if sent via facsimile or e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.3 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.

Section 3.4 Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of Contango or any successor or assign of Contango (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

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Section 3.5 Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8 Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby shall be brought and determined by courts of the State of Texas located in Houston, Texas and the federal courts of the United States of America located in Houston, Texas, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.

Section 3.9 Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by Contango set forth herein or therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by Contango and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers, Selling Holders, their respective permitted assignees and Contango shall have any obligation hereunder and that, notwithstanding that one or more of Contango and the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Contango, the Purchasers, Selling Holders or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Contango, the Purchasers, Selling Holders or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of Contango, the Purchasers, Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Purchasers or a Selling Holder hereunder.

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Section 3.15 Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONTANGO OIL & GAS COMPANY

By:
Name:	E. Joseph Grady
Title:	Senior Vice President and
Chief Financial Officer

[Signatures continue on following page.]

[•]

By:
Name:
Title:

Schedule A

Purchasers

Purchaser	Notice Address
[●]	[●]